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                                                               Exhibit 10.53




                ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT
                              [SOUTHEAST PARCEL 2]

         This Assignment and Assumption of Purchase Agreement (the "Assignment") is made this ______ day of December, 1996, by DIVOT DEVELOPMENT CORPORATION, a Florida corporation ("Assignor"), to DIVOT PROPERTIES WGV, INC., a Florida corporation ("Assignee").

                                R E C I T A L S:

         A. Assignor, as Buyer, and SJH Partnership, Ltd., a Florida limited partnership, as Seller, entered into that certain Agreement for Sale and Purchase dated June 25, 1996, for the real property located in St. Johns County, Florida, more particularly described on Exhibit "A" attached hereto and made a part hereof, (the "Purchase Agreement").

         B. Assignor desires to assign its rights and obligations under the Purchase Agreement to Assignee, and Assignee desires to accept such rights and assume such obligations, effective as of this date.

         NOW THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Assignor, Assignor hereby assigns, conveys and sets over unto Assignee all of Assignor's right, title and interest as Buyer under, in and to the Purchase Agreement, and Assignee in consideration of such assignment hereby assumes and agrees to perform all of Assignor's obligations under the Purchase Agreement so as to in all respects constitute the Buyer thereunder.

         IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed in their respective names as of the date first above written.

Signed, sealed and                 ASSIGNOR:
delivered in the
presence of:                       DIVOT DEVELOPMENT CORPORATION,
                                   a Florida corporation



                                   By:  /s/ Joseph R. Cellura
------------------------------         --------------------------------------
                                      JOSEPH R. CELLURA
------------------------------        Its:  Vice President
(Print Name)



------------------------------
                                          [CORPORATE SEAL]
------------------------------
(Print Name)

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                                      ASSIGNEE:

                                      DIVOT PROPERTIES WGV, INC., a Florida
                                      corporation



                                      By:  /s/ Joseph R. Cellura
------------------------------            --------------------------------------
                                          JOSEPH R. CELLURA
------------------------------            Its:  Vice President
(Print Name)



------------------------------
                                          [CORPORATE SEAL]
------------------------------
(Print Name)


                               CONSENT BY SELLER


         SJH Partnership, Ltd., as Seller under the referenced Purchase Agreement, hereby joins in the execution of this assignment solely for the purpose of evidencing its consent to the assignment by assignor to assignee of the Purchase Agreement and the assumption by assignee of assignors obligations thereunder.

Signed, sealed and                      SJH PARTNERSHIP, LTD., a Florida
delivered in the                        limited partnership
presence of

                                        By: SJ MEMPHIS, LTD., a Florida limited
                                            partnership, its general partner

                                            By: ST. JOHNS BARBOUR, INC., a
                                                Florida corporation, its
                                                general partner

                                            By:   /s/ James E. Davidson, Jr.
                                               -------------------------------
                                                  Vice President
                                                  Development Administration

                                                  [CORPORATE SEAL]







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